UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2021

NATURALSHRIMP INCORPORATED
(Exact name of Registrant as specified in its charter)

Nevada	000-54030	74-3262176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 LBJ Freeway, Suite 450

Dallas, Texas 75240

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On November 22, 2021, NaturalShrimp Incorporated (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with one accredited investor (the “Purchaser”), for the offering (the “Offering”) of (i) one thousand five hundred (1,500) shares of the Company’s Series E Convertible Preferred stock, par value $0.0001 (the “Series E Preferred Stock”) at a price of one thousand dollars ($1,000.00) per share and (ii) a warrant to purchase up to one million five hundred thousand (1,500,000) shares of the Company’s common stock (the “Warrant”), with an exercise price equal to $0.75, subject to adjustment therein. Pursuant to the Purchase Agreement, the Purchaser is purchasing the one thousand five hundred (1,500) shares of Series E Preferred Stock (the “Purchased Shares”) and the Warrant for an aggregate purchase price of one million five hundred thousand dollars ($1,500,000.00). The Warrant expires on November 22, 2026, the five (5)-year anniversary of the issue date. The Offering was a private placement with the Purchaser. The Offering closed on November 23, 2021.

The Company expects to receive approximately one million three hundred fifty thousand dollars ($1,350,000.00) in net proceeds from the Offering before exercise of the Warrant and after deducting the commission of Joseph Gunnar & Co., LLC  (the placement agent) and other estimated offering expenses payable by the Company.

The Purchase Agreement contains customary representations, warranties and agreements by the Company and the other parties thereto, customary conditions to closing, indemnification obligations of the parties, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”) and other obligations of the parties.

Pursuant to the Purchase Agreement, from the date thereof until the date when the Purchaser no longer holds any of the Purchased Shares or the Warrant (the “Securities”), upon any issuance by the Company of its securities for cash consideration (a “Subsequent Financing”), the Purchaser may elect, in its sole discretion, to exchange (in lieu of conversion), if applicable, all or some of the Securities then held for any securities or units issued in a Subsequent Financing on a $1.00-for-$1.00 basis and under the same terms and conditions as provided for in the Subsequent Financing.

The shares of Series E Preferred Stock have a stated value of $1,200 per share (the “Series E Stated Value”) and are convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at the election of the holder of the Series E Preferred Stock at any time at a price of $0.35 per share, subject to adjustment (the “Conversion Price”). The Series E Preferred Stock is convertible into that number of shares of Common Stock determined by dividing the Series E Stated Value (plus any and all other amounts which may be owing in connection therewith) by the Conversion Price, subject to certain beneficial ownership limitations.

Each holder of Series E Preferred Stock shall be entitled to receive, with respect to each share of Series E Preferred Stock then outstanding and held by such holder, dividends at the rate of twelve percent (12%) per annum, payable quarterly (the “Preferred Dividends”).

The holders of Series E Preferred Stock rank senior to the Common Stock and Common Stock Equivalents (as defined in the Series E Certificate of Designation (the “Certificate of Designation”)) with respect to payment of dividends and rights upon liquidation and will vote together with the holders of the Common Stock on an as-converted basis, subject to beneficial ownership limitations, on each matter submitted to a vote of holders of Common Stock (whether at a meeting of shareholders or by written consent).

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Registration Rights Agreement

On November 22, 2021, in connection with the Purchase Agreement, the Company and the Purchaser entered into a registration rights agreement (the “Rights Agreement”) pursuant to which the Company agreed to, within fifteen (15) calendar days of November 22, 2021, the date of execution of the Rights Agreement, use its best efforts to file a registration statement or registration statements (as is necessary) with the SEC on Form S-1 (or, if such a form is unavailable, on such other form as is available for such registration) covering the resale of the Securities and the shares of Common Stock underlying the Securities, and pursuant to which the Company agreed that such registration statement will state, according to Rule 416 promulgated under the Securities Act, that such registration statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, dividends, or similar transactions.

The Warrant’s cashless exercise provision will go into effect if the Company violates the Rights Agreement.

Waiver

As previously disclosed, on April 14, 2021, the Company entered into a securities purchase agreement (the “April SPA”) to sell: (a) 9,090,909 shares of Common Stock at a price per share of $0.55; (b) warrants to purchase up to 10,000,000 shares of Common Stock, at an exercise price of $0.75 per share (the “April Warrants”); and (c) 1,000,000 shares of Common Stock with a value (although no purchase price will be paid) of $0.65 per share, with GHS Investments LLC (“GHS”), an accredited investor. Pursuant to the April SPA, until April 14, 2022, GHS has a right to participate in any subsequent financing that the Company conducts.

On November 22, 2021, GHS entered into a Waiver (the “Waiver”) whereby GHS agreed to waive its right to participate in the Offering and to participate in a possible $16.32 million debt financing for which the Company is still negotiating definitive documentation. There is no guarantee the Company will be able to secure such debt financing at all or on favorable terms to the Company. GHS also agreed to waive its right, pursuant to the Certificate of Designation, to exchange shares of Series E Preferred Stock held by GHS for securities issued in the debt financing, if the Company enters into such financing.

In consideration for GHS entering into the Waiver, the Company agreed to lower the exercise price of the April Warrants to $0.35 per share (the Conversion Price) and to issue warrants to purchase 3,739,000 shares of Common Stock with an exercise price of $0.75 per share with such warrants being substantially in the form of the Warrants.

The foregoing descriptions of the Purchase Agreement, the Warrant, the Certificate of Designation, the Rights Agreement, and the Waiver are qualified in their entirety by reference to the full text of such Purchase Agreement, Warrant, Certificate of Designation, Rights Agreement, and Waiver, the forms of which are attached as Exhibits 10.1, 4.1, 3.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K (this “Form 8-K”), and which are incorporated herein in their entirety by reference.

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This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions, or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required not by law.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Securities and the shares of Common Stock underlying the Securities are not registered under the Securities Act, but they qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the Purchaser had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since the Purchaser agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designations of the Series E Convertible Preferred Stock (filed as Exhibit 3.1 to the Registrant's Form 8-K filed with the SEC on April 15, 2021 and incorporated herein by reference)

4.1	Form of Warrant, dated as of November 22, 2021, by and between the Company and the Purchaser

10.1	Form of Securities Purchase Agreement, dated as of November 22, 2021, by and between the Company and the Purchaser

10.2	Form of Registration Rights Agreement, dated as of November 22, 2021, by and between the Company and the Purchaser

10.3	Form of Waiver

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NATURALSHRIMP INCORPORATED

Date: November 24, 2021	By:	/s/ Gerald Easterling
	Name:	Gerald Easterling
	Title:	Chief Executive Officer

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